SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 1, 2003
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             FINANCIALCONTENT, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                          0-28377                        94-3319536
--------                      ---------------                -------------------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                 Number)                      Identification No.)
 incorporation)

                        400 Oyster Point Blvd., Suite 435
                       So. San Francisco, California 94080
                           --------------------------
                    (Address of principal executive offices)

                            650/837-9850 (telephone)
                               650/745-2677 (fax)
                               ------------------
                          Registrant's telephone number

                      -------------------------------------
                         Former name and former address


Item 2.  Acquisition or Disposition of Assets.

FinancialContent, Inc. ("FinancialContent" or the "Company" or the "Registrant") is a leading provider of financial data and information on the Internet.

On July 18, 2003, under the terms of an Asset Purchase Agreement, the Company acquired the client contract rights of CNET Network, Inc.'s ("CNET") Private Wire business, under which CNET provides a financial channel solution for Web sites and print publications that competed directly with FinancialContent's core business. The transaction became effective immediately.

In consideration for CNET's rights to the PrivateWire client contracts as well as customized indicies developed by CNET, FinancialContent gave CNET $175,000.00 cash and 2,164,910 shares of preferred stock with the following rights and preferences: convertible up to 20% of the Company's issued and outstanding common stock on a one-for-one basis, 15% of which is guaranteed and the remaining 5% must be earned based on a performance matrix tied to revenues generated by the acquired Private Wire client contracts; accrued quarterly dividend rights at $0.055774 per share; and limited anti-dilution protections. Under the terms of the transaction, FinancialContent will also license its services to the Investor Channel of CNET News.com in exchange for equivalent value in advertising over CNET's online properties.

The amount of consideration given was based on a number of factors, including the history and past performance and the number of shares outstanding of the Company's common stock, and an evaluation of CNET's Private Wire client contracts, which included among other things: clients; revenues and payment histories; number of clients and deployments; and contract terms.

The cash consideration paid to CNET under the terms of the agreement was borrowed by the Company from Asia Pacific Ventures, an affiliated entity of the Company.

The press releases filed as exhibits to this Current Report on Form 8-K announcing FinancialContent's acquisition and FinancialContent's powering of the CNET News.com are hereby incorporated by reference.

ITEM 7. Financial Statements, Pro Forma Information and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable. (b) Pro Forma Financial Information. Not applicable. (c) Exhibits. The following documents are filed as exhibits to the report: (1) Two press releases of the Registrant dated July 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FinancialContent, Inc.


                                        By: /s/ Wing Yu
                                        ---------------
                                            Wing Yu,
                                            Chief Executive Officer

                                        Date: August 1, 2003

Index to Exhibits

Sequentially Exhibit                    Description of Document
  No. Numbered Page
  No.
        99.1      Press Release of the Registrant dated July 30, 2003
        99.2      Press Release of the Registrant dated July 30, 2003


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